UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

WhiteHawk Minerals Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-43337	88-0862160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Market Street, Suite 910

Philadelphia, PA 19103

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (610) 484-3412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 18, 2026, WhiteHawk Minerals Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with each of the investors named therein (collectively, the “Investors”), for the private placement (the “Private Placement”) of 2,873,563 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $26.10 per Share. The aggregate gross proceeds of the Private Placement are expected to be approximately $75.0 million, before deducting placement agent fees and other expenses.

The Private Placement is expected to close on September 21, 2026. The Company intends to use the net proceeds from the Private Placement to fund its recently announced acquisitions and for general corporate purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated are acting as placement agents for the Private Placement.

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors will acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in this transaction.

Registration Rights Agreement

On September 18, 2026, in connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) as promptly as reasonably practicable following the closing of the Private Placement (but in no event later than 45 days after the closing date) for purposes of registering the resale of the Shares issued pursuant to the Purchase Agreement.

The Company agreed to use its reasonable best efforts to have the registration statement declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 75th calendar day following the initial filing date of the registration statement if the SEC notifies the Company that it will review the registration statement and (b) the fifth business day after the date the Company is notified by the SEC that the registration statement will not be reviewed or will not be subject to further review.

The Company has also agreed, among other things, to indemnify the Investors and certain related parties under the registration statement from certain liabilities and to pay all registration expenses incident to the Company’s performance of its obligations under the Registration Rights Agreement. The Company agreed to keep the registration statement effective until the date that all Shares covered by the registration statement (i) have been sold thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Registration Rights Agreement also provides that if the Company fails to file or maintain the effectiveness of the registration statement within the specified time periods (subject to a ten-day cure period), the Company will pay liquidated damages to the Investors equal to 1.0% of such Investor’s aggregate purchase price per 30-day period, capped at 5.0% of such purchase price, subject to certain exceptions.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement and form of Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Securities Purchase Agreement, dated September 18, 2026, by and among WhiteHawk Minerals Corp. and the investors party thereto

10.2	Form of Registration Rights Agreement, dated September 18, 2026, by and among WhiteHawk Minerals Corp. and the investors party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the anticipated closing and timing of the Private Placement, the intended use of proceeds and other statements that are not historical facts. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied. Words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company’s ability to close the Private Placement on the anticipated timeline or at all, including the risk that closing conditions may not be satisfied; changes in commodity prices; regulatory changes; general economic and market conditions; and the risks described under “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statement, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WhiteHawk Minerals Corp.

Date: September 18, 2026	By:	/s/ Daniel Herz
Daniel Herz
Chief Executive Officer